Yield

Growth

Quality

2006 3rd Quarter Report

August 31, 2006

Tortoise Energy Infrastructure Corp.

TYG
LISTED
NYSE

"...Steady Wins™"

Company at a Glance
•	A pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets
•	Objectives: Yield, Growth, Quality
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate.
Investment Objectives: Yield, Growth and Quality
Tortoise Energy invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
Tortoise Energy Investment Versus a Direct Investment in MLPs
Tortoise Energy provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred, with a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Energy include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•	The ability to access investment grade credit markets to enhance the dividend rate; and
•	Access to direct placements and other investments not available through the public markets.

October 20, 2006
Dear Stockholders,
We are pleased to submit the Tortoise Energy Infrastructure Corp. (Tortoise Energy) report for the quarter ended August 31, 2006.
Performance Review
On August 4, 2006, we declared a $0.51 per share dividend. This is the company’s seventh consecutive dividend increase since full investment of the initial public offering proceeds, and represents a 13 percent increase over the same quarter of the prior year, and a 2 percent increase over the prior quarter. This dividend represented a 6.7 percent yield based on the closing price of $30.62 on August 31, 2006. We expect that a significant portion of dividends paid in 2006 will be treated as return of capital for income tax purposes.
For the nine months ending, August 31, 2006, Tortoise Energy had generated a total return of 12.3 percent based on market value, which includes the reinvestment of quarterly dividends.
Investment Review
On August 7, 2006, Tortoise Energy completed a $50 million public offering of common stock. The proceeds of this offering were used primarily to repay $41 million of outstanding debt under a revolving credit facility, put into place to provide temporary funding for direct placement investments. Direct placements are institutionally placed investments in publicly-traded Master Limited Partnerships (MLPs). MLPs use this financing to fund internal growth projects and acquisitions and to provide sponsor liquidity.
In the past quarter, we completed three direct placement investments totalling just under $40 million. In June, we acquired subordinated units of Crosstex Energy, L.P. which used the proceeds to help finance the acquisition of natural gas and processing assets. In July, we acquired common units of Plains All American Pipeline, L.P. which used the proceeds to help fund a portion of two acquisitions, to repay outstanding debt under its revolving credit facility and for general partnership purposes. In August, we acquired common units of MarkWest Energy Partners, L.P. from an institutional investor.
Master Limited Partnership Investment Overview and Outlook
The MLP market continues to produce strong results, with MLP market capitalization of approximately $85 billion at August 31, 2006. Operating performance during the quarter resulted in approximately 75 percent of our MLP companies increasing their distributions.
The majority of our MLP holdings reported results during the quarter that met or exceeded our expectations. We believe our high quality portfolio, which is anchored with securities of MLPs generally owning low risk refined product pipelines, is well-positioned to continue benefiting from growing energy demand, internal growth projects and acquisitions.
As we mentioned in our semi-annual report, MLP revenue is primarily based upon volumes, which are expected to increase. The Energy Information Administration projects an average annual growth rate of one percent for U.S. consumption of natural gas and petroleum over the next 25 years. We continue to monitor the impact of rising interest rates on our borrowing costs, and the impact that high oil and natural gas prices may have on demand.
2006 3rd Quarter Report	1

Between 2006 and 2010, MLPs are expected to invest more than $17 billion on internal growth projects such as construction of new pipelines and storage tanks, as well as expanding existing facilities. The financing of these projects through debt and equity offerings could create short-term price volatility as investors digest the increased supply of offerings. Over the long-term we expect these projects to contribute to growth of our dividends.
Acquisition activity through August 31, 2006 remains strong with more than $6 billion of mainly natural gas assets entering the MLP sector. We believe acquisitions will also drive future distribution growth since MLPs currently own less than 50 percent of the refined product, crude oil, and natural gas assets in the United States.
Based upon our current portfolio, we expect fourth quarter distribution growth from our holdings of approximately 2 percent and long-term distribution growth of at least 4 percent per annum.
Conclusion
In summary, a TYG investment offers investors the potential for attractive returns through a combination of a high current yield and distribution growth, generated from a portfolio of quality investments in energy infrastructure assets. When compared to similar investment alternatives like REITs and utilities, we believe a TYG investment offers superior returns with less risk.
Thank you for entrusting your investment to Tortoise Capital Advisors. As always, we will strive to deliver a rewarding return.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

...Steady Wins™
2	Tortoise Energy Infrastructure Corp.

Summary Financial Information (Unaudited)
Nine Months Ended August 31, 2006
Market value per share	$30.62
Net asset value per share	29.59
Total net assets	492,865,830
Unrealized appreciation of investments (excluding interest rate swap contracts) before deferred taxes	102,168,111
Unrealized appreciation of investments and interest rate swap contracts after deferred taxes	63,808,323
Net investment loss	(4,113,368)
Total realized gain after deferred taxes	4,700,230
Total return (based on market value)	12.25%
Net operating expenses before leverage costs and taxes as a percent of average total assets(1)	0.97%
Distributable cash flow as a percent of average net assets(2)	7.56%
(1)	Annualized. Represents expenses after fee reimbursement.
(2)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
August 31, 2006 (Unaudited)
(Percentages based on total investment portfolio)
2006 3rd Quarter Report	3

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
2005
Q3(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$9,840
Dividends paid in stock	1,154
Dividends from common stock	24
Short-term interest and dividend Income	258

Total from investments	11,276
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	1,294
Other operating expenses	398

1,692

Distributable cash flow before leverage costs and current taxes	9,584
Leverage Costs(2)	2,263
Current income tax expense	—

Distributable Cash Flow	$7,321

Dividends paid on common stock	$6,674
Dividends paid on common stock per share	0.450
Payout percentage for period(3)	91.2%
Total assets, end of period	746,797
Average total assets during period(4)	713,072
Leverage (Tortoise Notes and Preferred Stock)	235,000
Leverage as a percent of total assets	31.47%
Unrealized appreciation net of deferred taxes, end of period	108,388
Net assets, end of period	432,553
Average net assets during period(5)	432,245
Net asset value per common share	29.16
Market value per share	32.10
Shares outstanding	14,832
Selected Operating Ratios(6)

As a Percent of Average Total Assets
Total distributions received from investments	6.27%
Operating expenses before leverage costs and current taxes	0.94%
Distributable cash flow before leverage costs and current taxes	5.33%
As a Percent of Average Net Assets
Distributable cash flow	6.72%
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, auction agent fee, interest rate swap expenses and preferred dividends.
(3)	Dividends paid as a percentage of Distributable Cash Flow.
(4)	Computed by averaging month-end values within each period.
(5)	Computed by averaging daily values for the period.
(6)	Annualized.
4	Tortoise Energy Infrastructure Corp.

2005	2006
Q4(1)	Q1(1)	Q2(1)	Q3(1)

$10,188	$10,601	$11,074	$11,715
1,197	1,242	1,186	1,689
26	31	32	34
218	197	199	194

11,629	12,071	12,491	13,632
1,300	1,248	1,550	1,660
397	343	310	321

1,697	1,591	1,860	1,981

9,932	10,480	10,631	11,651
2,488	2,661	2,723	2,864
214	59	137	138

$7,230	$7,760	$7,771	$8,649

$6,764	$7,155	$7,472	$8,494
0.455	0.480	0.500	0.510
93.6%	92.2%	96.2%	98.2%
695,978	718,266	758,684	835,250
725,506	704,996	735,142	786,791
235,000	235,000	235,000	235,000
33.77%	32.72%	30.97%	28.14%
84,456	99,072	129,299	148,264
404,274	410,642	432,077	492,866
421,244	411,181	419,521	446,196
27.12	27.55	28.91	29.59
28.72	29.42	28.75	30.62
14,906	14,906	14,944	16,655

6.43%	6.94%	6.74%	6.87%
0.94%	0.92%	1.00%	1.00%
5.49%	6.02%	5.74%	5.87%
6.88%	7.65%	7.35%	7.69%
2006 3rd Quarter Report	5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Energy’s goal is to provide a growing dividend stream to our investors, and when combined with MLP growth prospects, the investment offers the opportunity for an attractive total return. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts.
We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE. Our private finance activity principally involves providing financing directly to an MLP through private placement equity investments. Our private financing is generally used to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a private financing offers advantages.
During the quarter we issued 1,675,050 shares of common stock with net proceeds of approximately $48 million. Proceeds from the common stock offering were used to retire short-term debt of approximately $41 million which we incurred in connection with the acquisition of equity securities and certain open market purchases in pursuit of our investment objective and policies. The remainder of the proceeds will be invested in energy infrastructure companies in accordance with our investment objective and policies.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters.
Note 2 in the Notes to Financial Statements included in this report discloses the significant accounting policies of Tortoise Energy.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”), which is simply distributions received from investments
6	Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes on our operating income. Each are summarized for you in the table on pages 4 and 5 and are discussed in more detail below. We intend to reinvest the after-tax proceeds of sales of investments in order to maintain and grow our dividend rate.
Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of DCF on an annualized basis.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs with an increasing demand for services from economic and population growth. We utilize our disciplined investment process to select well-managed businesses with real, hard assets and stable recurring revenue streams.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to achieve a dividend yield equivalent to a direct investment in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs will outpace interest rate increases and produce positive returns.
Total distributions received from our investments relating to DCF for 3rd quarter 2006 was approximately $13.6 million, representing a 20.9 percent increase as compared to 3rd quarter 2005 and a 9.1 percent increase over 2nd quarter 2006. These increases reflect approximately $800,000 in earnings on the investment of a majority of the net proceeds from our $50 million common stock offering completed during the current quarter, in addition to continuing distribution increases from a majority of our MLP investments. In addition, total distributions received from investments represented 6.87 percent of average total assets for the 3rd quarter 2006, an increase from 6.27 percent at 3rd quarter 2005 and 6.74 percent at 2nd quarter 2006.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, net operating expenses before leverage costs were an annualized 1.00 percent of average total assets for the 3rd quarter 2006, as compared to 0.94 percent and 1.00 percent for the 3rd quarter 2005 and 2nd quarter 2006, respectively. Operating expenses before leverage costs and current taxes for 3rd quarter 2006 increased 17.1 percent or $289,000 over 3rd quarter 2005, as a result of increased advisory fees. Advisory fees increased because of growth in average total assets, including the common stock offering, and from the impact of the contractual reduction in reimbursed advisory fees from 0.23 percent of managed assets to 0.10 percent which took effect March 1, 2006. The reimbursement will continue until 2009. Operating expenses increased 6.5 percent or $121,000 for 3rd quarter 2006 as compared to 2nd quarter 2006, as a result of increased advisory fees, again from increased average total
2006 3rd Quarter Report	7

Management’s Discussion
(Continued)
assets during the 3rd quarter 2006. Other operating expenses decreased 19.3 percent from 3rd quarter 2005 reflecting lower variable costs and general operating efficiencies realized during the period. Other operating expenses increased 3.5 percent or $11,000 for 3rd quarter 2006 as compared to 2nd quarter 2006.
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period as all of our Tortoise Notes and revolving credit line have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have locked-in all of our cost of long-term leverage through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. With very little short-term interest rate risk in Tortoise Energy, we now have an all-in weighted average cost of leverage of 4.52 percent. Details of our interest rate swap contracts are disclosed in Note 10 of our Notes to Financial Statements.
As indicated in Note 10, Tortoise Energy has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates and is intended to approximate our variable rate payment obligations. The spread between the fixed rate and floating LIBOR rate is reflected in our statement of operations as a realized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise Energy the net difference) or loss when the fixed rate exceeds the LIBOR rate (Tortoise Energy pays U.S. Bank the net difference). Our spread to LIBOR has usually been between a negative 4 basis points (-0.04 percent) and positive 6 basis points (0.06 percent).
Leverage costs were $2.9 million in 3rd quarter 2006 as compared to $2.3 million in 3rd quarter 2005, due to the full implementation of the swap agreements and interest expense associated with a short-term line of credit utilized in the current quarter.
Distributable Cash Flow
For 3rd quarter 2006 our DCF was $8.6 million, an increase of $1.3 million or 18.1 percent as compared to 3rd quarter 2005 and $878,000 or 11.3 percent as compared to 2nd quarter 2006. These increases are the result of growth in distributions received and earnings on the investment of a majority of the net proceeds from our $50 million common stock offering completed during the current quarter. Current income tax expense reflects estimated Canadian taxes payable by Tortoise Energy on Canadian income allocated to the company. At this time, we do not expect any material variance in our 4th quarter taxes from 3rd quarter. We paid a dividend of $8.5 million, or 98.2 percent of DCF during the quarter. On a per share basis, the fund declared a $0.51 dividend on August 4, 2006, for an annualized run-rate of $2.04. This is an increase of 13.3 percent over the 3rd quarter 2005 dividend and a 2 percent increase as compared to the 2nd quarter 2006 dividend of $0.50. With the growth in distributions from the MLPs in which we invest, we expect the dividend to continue to grow at least 4 percent annually.
Taxation of our Distributions
We invest in partnerships which have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by Tortoise Energy in a year generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income or returns of capital.
8	Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
The taxability of the dividend you receive depends on whether Tortoise Energy has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares, and then to the common shares. Because most of the distributions we have received from MLPs are not income for tax purposes, we currently have very little income to offset against our expenses.
In the future, however, Tortoise Energy could have earnings and profits. That would make our dividend like any other corporate dividend and taxable at the 15 percent qualified dividend rate. Our dividend would include a taxable component for either of two reasons: first, the tax characterization of the distributions we receive from MLPs could change and become less return of capital and more in the form of income. Second, and most likely, we could sell an MLP investment in which Tortoise Energy has a gain. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. Tortoise Energy’s investments at value are $818.2 million, with a cost basis of $580.2 million. The $238 million difference is gain that would be recognized if those investments were sold at those values. A sale could give rise to earnings and profits in that period and make the distributions taxable qualified dividends. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these two reasons that we inform you of the tax treatment after the close of each year because both of these items are unpredictable until the year is over. We currently expect that our estimated annual taxable income for 2006 will be less than 20 percent of our estimated dividend distributions to shareholders in 2006, although the ultimate determination will not be made until January 2007.
Liquidity and Capital Resources
Tortoise Energy had total assets of $835 million at quarter end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid from time to time. During 3rd quarter 2006, total assets grew from $759 million to $835 million, an increase of 10 percent. This change was primarily the result of an increase in unrealized appreciation of investments of approximately $31 million and utilization of $50 million of our $125 million shelf registration to issue 1,675,050 shares of common stock. The offering had net proceeds of approximately $48 million.
As a result of the common equity issuance, total leverage outstanding of $235 million represented 28 percent of total assets at August 31, 2006, as compared to 31 percent at May 31, 2006. Our long-term target for leverage remains approximately 33 percent of total assets.
Our Board of Directors recently approved a policy permitting temporary increases in the amount of leverage from 33 percent to 38 percent of total assets at the time of incurrence, to allow participation in investment opportunities. The policy requires leverage to be within the limits set forth in the 1940 Act (300 percent and 200 percent asset coverage for debt and preferred, respectively) and indicates that leverage will be reduced to our long-term target over time in an orderly fashion from portfolio sales and/or an equity offering.
The Company has entered into a $60 million credit facility with U.S. Bank, N.A. maturing June 13, 2007. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are primarily used to facilitate private placement equity investments. At August 31, 2006, we had no outstanding borrowing under the facility.
2006 3rd Quarter Report	9

Schedule of Investments (Unaudited)
	August 31, 2006

	Shares	Value

Common Stock — 0.2%(1)
Natural Gas Gathering/Processing — 0.2%(1)
Crosstex Energy, Inc. (Cost $452,775)	11,206	$1,033,193

Master Limited Partnerships and Related Companies — 163.2%(1)
Crude/Refined Products Pipelines — 91.4%(1)
Buckeye Partners, L.P.	567,102	24,600,885
Enbridge Energy Partners, L.P.	904,000	43,825,920
Holly Energy Partners, L.P.	427,070	16,442,195
Kinder Morgan Management, LLC(3)	1,518,992	64,116,652
Magellan Midstream Partners, L.P.	2,190,213	80,709,349
Pacific Energy Partners, L.P.	981,700	34,300,598
Plains All American Pipeline, L.P.	1,335,115	61,415,290
Plains All American Pipeline, L.P.(2)	279,070	12,320,940
Sunoco Logistics Partners, L.P.	934,625	41,964,663
TEPPCO Partners, L.P.	822,320	30,779,438
Valero, L.P.	776,339	40,121,200

		450,597,130

Natural Gas/Natural Gas Liquid Pipelines — 15.0%(1)
Enterprise GP Holdings, L.P.	71,400	2,534,700
Enterprise Products Partners, L.P.	2,248,940	60,204,124
ONEOK Partners, L.P.	203,005	11,291,138

		74,029,962

Natural Gas Gathering/Processing — 41.4%(1)
Copano Energy, LLC	592,448	30,795,447
Crosstex Energy, L.P.	268,587	9,798,054
Crosstex Energy, L.P.(2)(7)	712,760	21,511,097
Energy Transfer Partners, L.P.	1,722,250	82,099,657
Hiland Partners, L.P.	36,548	1,662,934
MarkWest Energy Partners, L.P.	1,016,877	48,698,240
Williams Partners, L.P.	265,480	9,512,148

		204,077,577

Shipping — 4.3%(1)
K-Sea Transportation Partners, L.P.	571,300	18,852,900
Teekay LNG Partners, L.P.	67,200	2,036,160

		20,889,060

10	Tortoise Energy Infrastructure Corp.

Schedule of Investments (Unaudited)
(Continued)
	August 31, 2006

	Shares	Value

Propane Distribution — 11.1%(1)
Inergy, L.P.	1,916,784	$52,692,392
Inergy Holdings, L.P.	61,761	2,154,841

		54,847,233

Total Master Limited Partnerships and Related Companies (Cost $566,929,544)		804,440,962

Promissory Note — 1.1% (1)	Principal Amount
Shipping — 1.1%(1)
E.W. Transportation, LLC — Unregistered, 8.96%, Due 3/31/2009 (Cost $5,539,394)(2)(4)	$5,588,534	5,539,394

Short-Term Investments — 1.5% (1)	Shares
Investment Company — 1.5%(1)
First American Prime Obligations Money Market Fund — Class Z, 5.29%(5) (Cost $7,234,563)	7,234,563	7,234,563

Total Investments — 166.0% (1)
(Cost $580,156,276)		818,248,112
Auction Rate Senior Notes — (33.5%) (1)		(165,000,000)
Interest Rate Swap Contracts — 1.1%(1)
$345,000,000 notional — Unrealized Appreciation(6)		5,341,681
Liabilities in Excess of Cash and Other Assets — (19.4%) (1)		(95,723,963)
Preferred Shares at Redemption Value — (14.2%) (1)		(70,000,000)

Total Net Assets Applicable to Common Stockholders — 100.0% (1)		$492,865,830

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Fair valued securities represent a total market value of $39,371,431 which represents 8.0% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid in kind. Related company of master limited partnership.
(4)	Security is a variable rate instrument. Interest rate is as of August 31, 2006.
(5)	Rate indicated is the 7-day effective yield.
(6)	See Note 10 to the financial statements for further disclosure.
(7)	Non-income producing.
See Accompanying Notes to the Financial Statements.
2006 3rd Quarter Report	11

Statement of Assets & Liabilities (Unaudited)
August 31, 2006
Assets
Investments at value (cost $580,156,276)	$818,248,112
Cash	7,740,296
Receivable for Adviser reimbursement	134,468
Receivable for investments sold	1,296,905
Interest and dividend receivable	55,535
Unrealized appreciation on interest rate swap contracts	5,341,681
Prepaid expenses and other assets	2,433,481

Total assets	835,250,478

Liabilities
Payable to Adviser	1,277,449
Payable for investments purchased	757,596
Dividend payable on common shares	8,494,140
Dividend payable on preferred shares	176,578
Accrued expenses and other liabilities	560,074
Current tax liability	169,475
Deferred tax liability	95,949,336
Auction rate senior notes payable:
Series A, due July 15, 2044	60,000,000
Series B, due July 15, 2044	50,000,000
Series C, due April 10, 2045	55,000,000
Total liabilities	272,384,648
Preferred Shares
$25,000 liquidation value per share applicable to 2,800 outstanding shares (7,500 shares authorized)	70,000,000

Net assets applicable to common stockholders	$492,865,830

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 16,655,177 shares issued and outstanding (100,000,000 shares authorized)	$16,655
Additional paid-in capital	343,030,099
Accumulated net investment loss, net of deferred tax benefit	(7,021,230)
Undistributed realized gain, net of deferred tax expense	8,576,216
Net unrealized gain on investments and interest rate swap contracts, net of deferred tax expense	148,264,090

Net assets applicable to common stockholders	$492,865,830

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$29.59

See Accompanying Notes to the Financial Statements.
12	Tortoise Energy Infrastructure Corp.

Statement of Operations (Unaudited)
Period from December 1, 2005 through August 31, 2006
Investment Income
Distributions received from master limited partnerships	$33,390,495
Less return of capital on distributions	(28,366,004)

Distribution income from master limited partnerships	5,024,491
Dividends from common stock	97,034
Dividends from money market mutual funds	165,594
Interest	424,891

Total Investment Income	5,712,010

Expenses
Advisory fees	5,233,757
Administrator fees	360,675
Professional fees	214,931
Reports to stockholders	96,770
Directors’ fees	88,159
Custodian fees and expenses	52,845
Fund accounting fees	48,040
Registration fees	36,255
Stock transfer agent fees	10,631
Other expenses	66,131

Total Expenses before Interest Expense and Auction Agent Fees	6,208,194

Interest expense	6,194,167
Auction agent fees	494,999

Total Interest Expense and Auction Agent Fees	6,689,166

Total Expenses	12,897,360

Less expense reimbursement by Adviser	(776,240)

Net Expenses	12,121,120

Net Investment Loss, before Income Taxes	(6,409,110)
Current tax expense	(334,117)
Deferred tax benefit	2,629,859

Income tax benefit	2,295,742

Net Investment Loss	(4,113,368)

2006 3rd Quarter Report	14

Statement of Operations (Unaudited)
(Continued)
Period from December 1, 2005 through August 31, 2006
Realized and Unrealized Gain on Investments and Interest Rate Swaps
Net realized gain on investments	$6,876,259
Net realized gain on interest rate swap settlements	829,036

Net realized gain, before deferred tax expense	7,705,295
Deferred tax expense	(3,005,065)

Net realized gain on investments and interest rate swap settlements	4,700,230
Net unrealized appreciation of investments	102,168,111
Net unrealized appreciation of interest rate swap contracts	2,439,165

Net unrealized appreciation, before deferred tax expense	104,607,276
Deferred tax expense	(40,798,953)

Net unrealized appreciation of investments and interest rate swap contracts	63,808,323

Net Realized and Unrealized Gain on Investments	68,508,553

Dividends to Preferred Stockholders	(2,584,224)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$61,810,961

See Accompanying Notes to the Financial Statements.
14	Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Period from December 1, 2005 through August 31, 2006	Year Ended November 30, 2005
	(Unaudited)
Operations
Net investment loss	$(4,113,368)	$(2,664,574)
Net realized gain on investments and interest rate swap settlements	4,700,230	3,910,013
Net unrealized appreciation of investments and interest rate swap contracts	63,808,323	36,586,625
Dividends to preferred stockholders	(2,584,224)	(1,639,910)

Net increase in net assets applicable to common stockholders resulting from operations	61,810,961	36,192,154

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(23,120,838)	(26,506,341)

Total dividends and distributions to common stockholders	(23,120,838)	(26,506,341)

Capital Share Transactions
Proceeds from secondary offering of 1,755,027 common shares	—	47,999,988
Proceeds from issuance of 263,254 common shares in connection with exercising an overallotment option granted to underwriters of the secondary offering	—	7,199,997
Proceeds from shelf offering of 1,675,050 common shares	50,000,243	—
Underwriting discounts and offering expenses associated with the issuance of common shares	(2,202,315)	(2,443,688)
Underwriting discounts and offering expenses associated with the issuance of preferred shares	—	(356,815)
Issuance of 74,612 and 203,080 common shares from reinvestment of dividend distributions to stockholders, respectively	2,104,279	5,635,662

Net increase in net assets, applicable to common stockholders, from capital share transactions	49,902,207	58,035,144

Total increase in net assets applicable to common stockholders	88,592,330	67,720,957
Net Assets
Beginning of period	404,273,500	336,552,543

End of period	$492,865,830	$404,273,500

Accumulated net investment loss, net of deferred tax benefit, at the end of period	$(7,021,230)	$(2,907,862)

See Accompanying Notes to the Financial Statements.
2006 3rd Quarter Report	15

Statement of Cash Flows (Unaudited)
Period from December 1, 2005 through August 31, 2006
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$33,390,495
Interest and dividend income received	656,624
Purchases of long-term investments	(59,805,857)
Proceeds from sale of long-term investments	13,550,882
Purchases of short-term investments, net	(1,538,148)
Proceeds from interest rate swap settlements, net	829,036
Interest expense paid	(6,444,675)
Current tax expense paid	(377,774)
Operating expenses paid	(5,249,846)

Net cash used in operating activities	(24,989,263)

Cash Flows From Financing Activities
Advances from revolving line of credit	40,720,000
Repayments on revolving line of credit	(40,720,000)
Proceeds from shelf offering	50,000,243
Shelf offering costs	(2,202,315)
Dividends paid to common stockholders	(12,522,419)
Dividends paid to preferred stockholders	(2,591,372)

Net cash provided by financing activities	32,684,137

Net increase in cash	7,694,874
Cash — beginning of period	45,422

Cash — end of period	$7,740,296

16	Tortoise Energy Infrastructure Corp.

Statement of Cash Flows (Unaudited)
(Continued)
Period from December 1, 2005 through August 31, 2006
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$61,810,961
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(60,563,453)
Return of capital on distributions received	28,366,004
Proceeds from sales of long-term investments	14,847,787
Purchases of short-term investments, net	(1,538,148)
Deferred income tax expense	41,174,159
Net unrealized appreciation of investments and interest rate swap contracts	(104,607,276)
Realized gains on investments	(6,876,259)
Accretion of discount on investments	(13,123)
Amortization of debt issuance costs	43,224
Dividends to preferred stockholders	2,584,224
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(17,772)
Increase in prepaid expenses and other assets	(63,250)
Increase in receivable for investments sold	(1,296,905)
Decrease in current tax liability	(44,786)
Increase in payable to Adviser, net of expense reimbursement	279,605
Increase in payable for investments purchased	757,596
Increase in accrued expenses and other liabilities	168,149

Total adjustments	(86,800,224)

Net cash used in operating activities	$(24,989,263)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$2,104,279

See Accompanying Notes to the Financial Statements.
2006 3rd Quarter Report	17

Financial Highlights
Period from December 1, 2005 through August 31, 2006
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$27.12
Public offering price	—
Underwriting discounts and offering costs on initial public offering	—
Underwriting discounts and offering costs on issuance of preferred shares	—
Premiums less underwriting discounts and offering costs on secondary offering(3)	—
Underwriting discounts and offering costs on shelf offering(4)	(0.15)
Income (loss) from Investment Operations:
Net investment loss(5)	(0.23)
Net realized and unrealized gain on investments(5)	4.51

Total increase from investment operations	4.28

Less Dividends to Preferred Stockholders:
Net investment income	—
Return of capital	(0.17)

Total dividends to preferred stockholders	(0.17)

Less Dividends to Common Stockholders:
Net investment income	—
Return of capital	(1.49)

Total dividends to common stockholders	(1.49)

Net Asset Value, end of period	$29.59

Per common share market value, end of period	$30.62
Total Investment Return Based on Market Value(6)	12.25%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$492,866
Ratio of expenses (including current and deferred income tax expense) to average net assets before waiver:(7)(8)(9)	17.02%
Ratio of expenses (including current and deferred income tax expense) to average net assets after waiver:(7)(8)(9)	16.78%
Ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver:(7)(8)(9)(10)	4.03%
Ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver:(7)(8)(9)(10)	3.79%
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average net assets before waiver:(7)(8)(9)(10)	4.03%
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average net assets after waiver:(7)(8)(9)(10)	3.79%
18	Tortoise Energy Infrastructure Corp.

Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004
$26.53	$—
—	25.00
—	(1.17)
(0.02)	(0.06)
—	—
—	—
(0.16)	(0.03)
2.67	3.77

2.51	3.74

—	—
(0.11)	(0.01)

(0.11)	(0.01)

—	—
(1.79)	(0.97)

(1.79)	(0.97)

$27.12	$26.53

$28.72	$27.06
13.06%	12.51%
$404,274	$336,553
9.10%	15.20%
8.73%	14.92%
3.15%	2.01%
2.78%	1.73%
3.15%	1.90%
2.78%	1.62%
2006 3rd Quarter Report	19

Financial Highlights (Unaudited)
(Continued)
Period from December 1, 2005 through August 31, 2006
(Unaudited)
Ratio of net investment loss to average net assets before waiver:(7)(8)(10)	(2.25)%
Ratio of net investment loss to average net assets after waiver:(7)(8)(10)	(2.01)%
Ratio of net investment loss to average net assets after current and deferred income tax expense, before waiver:(7)(8)(9)	(15.23)%
Ratio of net investment loss to average net assets after current and deferred income tax expense, after waiver:(7)(8)(9)	(14.99)%
Portfolio turnover rate(7)	2.72%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$165,000
Tortoise Preferred Shares, end of period (000’s)	$70,000
Per common share amount of auction rate senior notes outstanding at end of period	$9.91
Per common share amount of net assets, excluding auction rate senior notes, at end of period	$39.50
Asset coverage, per $1,000 of principal amount of auction rate senior notes(11)
Series A	$4,411
Series B	$4,411
Series C	$4,411
Asset coverage ratio of auction rate senior notes(11)	441%
Asset coverage, per $25,000 liquidation value per share of preferred shares(12)	$201,024
Asset coverage ratio of preferred shares(13)	310%
(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.
(4)	Represents the dilution per common share from underwriting and other offering costs.
(5)	The per common share data for the periods ended November 30, 2005 and 2004, do not reflect the change in estimate of investment income and return of capital, for the respective period.
(6)	Not annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(7)	Annualized for periods less than one full year.
20	Tortoise Energy Infrastructure Corp.

Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004
(1.42)%	(0.45)%
(1.05)%	(0.17)%
(7.37)%	(13.37)%
(7.00)%	(13.65)%
4.92%	1.83%
$165,000	$110,000
$70,000	$35,000
$11.07	$8.67
$38.19	$35.21
$3,874	$4,378
$3,874	$4,378
$3,874	—
387%	438%
$169,383	$265,395
272%	332%
(8)	The expense ratios and net investment loss ratios do not reflect the effect of dividend payments to preferred stockholders.
(9)	The Company accrued $41,508,276, $24,659,420 and $30,330,018 for the period ended August 31, 2006, for the year ended November 30, 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, for current and deferred income tax expense.
(10)	The ratio excludes current and deferred income taxes on net investment loss.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by auction rate senior notes outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by the number of preferred shares outstanding at the end of the period.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by auction rate senior notes and preferred shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
2006 3rd Quarter Report	21

Notes to Financial Statements (Unaudited)
August 31, 2006
1. Organization
Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and asked price on such day.
The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
22	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the fiscal year-end of the Company.
For the period from December 1, 2004 through November 30, 2005, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 23 percent as investment income and approximately 77 percent as return of capital.
Subsequent to November 30, 2005, the Company reclassified the amount of investment income and return of capital it recognized based on the 2005 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $190,000 or $0.01 per share ($116,000 or $0.008 per share, net of deferred tax benefit); an increase of approximately $139,000 or $0.01 per share ($85,000 or $0.006 per share, net of deferred tax benefit) in unrealized appreciation of investments; and a decrease in realized gains of approximately $329,000 or $0.02 per share ($201,000 or $0.01 per share, net of deferred tax benefit) for the period from December 1, 2005 through August 31, 2006. The reclassification is reflected in the accompanying financial statements.
D. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended August 31, 2006 and the year ended November 30, 2005, the Company’s dividends, for book purposes, were comprised entirely of return of capital as a result of the net investment loss incurred by the Company in each reporting period. For the year ended November 30, 2005, for tax purposes, the Company determined the dividends to common stockholders were comprised of 100 percent return of capital.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.
2006 3rd Quarter Report	23

Notes to Financial Statements (Unaudited)
(Continued)
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Offering costs (excluding underwriter commissions) of $75,000 and $164,530 were charged to additional paid-in capital for the common shares issued in August 2006 and the MMP II preferred shares issued in July 2005, respectively. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series C issued in April 2005, was $254,099.
G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
I. Recent Accounting Pronouncement
On July 13, 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of
24	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. FIN 48 is effective for us beginning December 1, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of domestic energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through February 28, 2006, the Adviser agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23 percent of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300 million of the Company’s Managed Assets, 0.06 percent on the next $500 million of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100 million of the Company’s Managed Assets and 0.01 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.
2006 3rd Quarter Report	25

Notes to Financial Statements (Unaudited)
(Continued)
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2006, are as follows:
Deferred tax assets:
Net operating loss carryforwards	$12,451,342
Organization costs	48,476

12,499,818
Deferred tax liabilities:
Unrealized gains on investment securities and interest rate swap contracts	94,941,187
Basis reduction of investment in MLPs	13,507,967

108,449,154

Total net deferred tax liability	$95,949,336

For the period from December 1, 2005 to August 31, 2006, the components of income tax expense include current foreign taxes of $334,117 and deferred federal and state income taxes (net of federal tax benefit) of $36,951,168 and $4,222,991, respectively. As of November 30, 2005, the Company had a net operating loss for federal income tax purposes of approximately $19,171,000. If not utilized, this net operating loss will expire as follows: $2,833,000 and $16,338,000 in the years ending November 30, 2024 and 2025, respectively.
Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes for the period from December 1, 2005 through August 31, 2006, as follows:
Application of statutory income tax rate	$37,066,211
State income taxes, net of federal tax benefit	4,236,138
Other, net	205,927

Total	$41,508,276

At August 31, 2006, the Company did not record a valuation allowance against its deferred tax assets.
26	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held or principal amount, the acquisition date, acquisition costs, value per unit of such securities and percent of net assets which the securities comprise.
Investment Security		Number of Units or Principal Amount	Acquisition Date	Acquisition Cost	Value Per Unit	Percent of Net Assets

Plains All American Pipeline, L.P.	Common Units	279,070	7/26/06	$12,000,000	$44.15	2.5%
Crosstex Energy, L.P.	Subordinated Units	712,760	6/29/06	20,000,046	30.18	4.4
E.W. Transportation, LLC	Promissory Note	$5,588,534	5/03/04	5,504,706	N/A	1.1

				$37,504,752		8.0%

7. Investment Transactions
For the period ended August 31, 2006, the Company purchased (at cost) and sold securities (proceeds) in the amount of $60,563,453 and $14,847,787 (excluding short-term debt securities and interest rate swaps), respectively.
8. Auction Rate Senior Notes
The Company has issued $60,000,000, $50,000,000, and $55,000,000 aggregate principal amount of auction rate senior notes Series A, Series B, and Series C, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044 for Series A and Series B, and April 10, 2045 for Series C. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, and Series C as of August 31, 2006 were 5.55 percent, 5.50 percent, and 5.46 percent, respectively. The weighted average interest rates for Series A, Series B, and Series C for the period ended August 31, 2006, were 5.01 percent, 5.06 percent, and 4.98 percent, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B, and 7 days for Series C. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
2006 3rd Quarter Report	27

Notes to Financial Statements (Unaudited)
(Continued)
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
9. Preferred Shares
The Company has 7,500 authorized Money Market Preferred (“MMP”) Shares, of which 2,800 shares (1,400 MMP Shares and 1,400 MMP II Shares) are currently outstanding. The MMP and MMP II Shares have rights determined by the Board of Directors. The MMP and MMP II Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
Holders of the MMP and MMP II Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates for MMP and MMP II Shares as of August 31, 2006, were 5.58 percent and 5.60 percent, respectively. The weighted average dividend rates for MMP and MMP II Shares for the period ended August 31, 2006, were 5.10 percent and 5.11 percent, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP and MMP II Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
10. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in
28	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of August 31, 2006, were as follows:
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation

U.S. Bank, N.A	7/10/2007	$60,000,000	3.54%	1 month U.S. Dollar LIBOR	$958,921
U.S. Bank, N.A.*	7/05/2011	60,000,000	4.63%	1 month U.S. Dollar LIBOR	776,568
U.S. Bank, N.A	7/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	788,726
U.S. Bank, N.A.*	7/12/2011	50,000,000	4.64%	1 month U.S. Dollar LIBOR	638,264
U.S. Bank, N.A	5/01/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	2,045,078
U.S. Bank, N.A	11/12/2020	35,000,000	5.20%	1 month U.S. Dollar LIBOR	80,157
U.S. Bank, N.A	11/18/2020	35,000,000	5.21%	1 month U.S. Dollar LIBOR	53,967

		$345,000,000			$5,341,681

*	The Company has entered into additional interest rate swap contracts for Series A and Series B notes with settlements commencing on 7/10/2007 and 7/17/2007, respectively.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
11. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 16,655,177 shares outstanding at August 31, 2006. Transactions in common shares for the year ended November 30, 2005 and the period ended August 31, 2006, were as follows:
Shares at November 30, 2004	12,684,154
Shares sold through secondary offering and exercise of overallotment options	2,018,281
Shares issued through reinvestment of dividends	203,080

Shares at November 30, 2005	14,905,515
Shares sold through shelf offering	1,675,050
Shares issued through reinvestment of dividends	74,612

Shares at August 31, 2006	16,655,177

12. Credit Facility
On June 13, 2006, the Company entered into a $20 million credit facility maturing June 13, 2007, with U.S. Bank, N.A. On July 25, 2006, the principal amount of the credit facility was increased to $60 million. The average outstanding borrowing and interest rate for the period during which the credit facility was utilized was approximately $23.9 million and 6.11 percent, respectively. At August 31, 2006, the outstanding borrowing under the credit facility was $0.
13. Subsequent Events
On September 1, 2006, the Company paid a dividend in the amount of $0.51 per share, for a total of $8,494,140. Of this total, the dividend reinvestment amounted to $1,186,259.
2006 3rd Quarter Report	29

Additional Information (Unaudited)
Stockholder Proxy Voting Results
The annual meeting of stockholders was held on April 12, 2006. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:
1.	To elect Charles E. Heath and Terry C. Matlack as Directors of the Company, each to hold office for a term of three years and until his successor is duly elected and qualified.
No. of Shares

(i) Charles E. Heath
Affirmative	13,784,978
Withheld	146,830

TOTAL	13,931,808
(ii) Terry C. Matlack*
Affirmative	2,408
Withheld	0

TOTAL	2,408
*	Preferred stockholders are the only class of stockholders entitled to vote on this director.
John R. Graham and H. Kevin Birzer continued as directors and their terms expire on the date of the 2007 annual meeting of stockholders, and Conrad S. Ciccotello continued as a director and his term expires on the date of the 2008 annual meeting of stockholders.
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2006.
No. of Shares

Affirmative	13,806,027
Against	69,108
Abstain	56,673

TOTAL	13,931,808
Based upon votes required for approval, each of these matters passed.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Infrastructure Corporation’s (the “Company”) actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Energy will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2006 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (888) 728-8784; and (ii) on the SEC’s Web site at www.sec.gov.
30	Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited)
(Continued)
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (888) 728-8784 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
Annual Certification
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
2006 3rd Quarter Report	31

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Infrastructure Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan St.
Milwaukee, Wis. 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Investor Services, L.L.C.
250 Royall St. MS 3B
Canton, Mass. 02021
(888) 728-8784
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(913) 981-1020
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYG
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisor’s Family of Funds
Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 8/31/06 ($ in millions)
Tortoise Energy	TYG Feb. 2005	U.S. Energy Infrastructure, More Diversified in MLPs	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$835
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure, More Concentrated, More Direct Placements	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$644
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure, Diversified in Canadian RITs and U.S. MLPs	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$180

“...Steady Wins™"
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) www.tortoiseadvisors.com